                                                                    Exhibit 99.2

This Form 4 is filed by (i) AIF VI; (ii) Overseas 892; (iii) Overseas VI; (iv)
Overseas Delaware; (v) Overseas Germany; (vi) Apollo Advisors VI, L.P., a
Delaware limited partnership ("Advisors VI"); (vii) Apollo Capital Management
VI, LLC, a Delaware limited liability company ("ACM VI"); (viii) Apollo
Principal Holdings I, L.P., a Delaware limited partnership ("Principal I"); (ix)
Apollo Principal Holdings I GP, LLC, a Delaware limited liability company
("Holdings I"); (x) Apollo Management VI, L.P., a Delaware limited partnership
("Management VI"); (xi) AIF VI Management, LLC, a Delaware limited liability company ("AIF VI Management"); (xii) Apollo Management, L.P., a Delaware limited partnership ("Apollo Management"); (xiii) Apollo Management GP, LLC, a Delaware limited partnership ("Management GP"); (xiv) Co-Invest VI; (xv) AAA MIP Limited,
a Guernsey company ("AAA MIP"); (xvi) Apollo Alternative Assets, L.P., a Cayman
Islands exempted limited partnership ("Alternative Assets"); (xvii) Apollo
International Management, L.P., a Delaware limited partnership ("Intl
Management"); (xviii) Apollo International Management GP, LLC, a Delaware limited liability company ("International GP"); (xix) Apollo Management
Holdings, L.P., a Delaware limited partnership ("Management Holdings")' and (xx)
Apollo Management Holdings GP, LLC, a Delaware limited liability company
("Management Holdings GP") (each a "Filing Person," and collectively, the
"Filing Persons").

The principal address of each of the Filing Persons other than Co-Invest VI and
AAA MIP is One Manhattanville Road, Suite 201, Purchase, New York 10577. The
principal address of each of Co-Invest VI and AAA MIP is Trafalgar Court, Les
Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands.

Name of Designated Filer:  Apollo Management Holdings, L.P.
Date of Event Requiring Statement:  January 11, 2010
Issuer Name and Ticker or Trading Symbol:  Huntsman Corporation (HUN)

                            [signature pages follow]

                                APOLLO INVESTMENT FUND VI, L.P.

                                By: Apollo Advisors VI, L.P.,
                                    its general partner

                                    By: Apollo Capital Management VI, LLC,
                                        its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO OVERSEAS PARTNERS VI, L.P.

                                By: Apollo Advisors VI, L.P.,
                                    its managing general partner

                                    By: Apollo Capital Management VI, LLC,
                                        its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO OVERSEAS PARTNERS
                                (DELAWARE) VI, L.P.

                                By: Apollo Advisors VI, L.P.,
                                    its general partner

                                    By: Apollo Capital Management VI, LLC,
                                        its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO OVERSEAS PARTNERS
                                (DELAWARE 892) VI, L.P.

                                By: Apollo Advisors VI, L.P.,
                                    its general partner

                                    By: Apollo Capital Management VI, LLC,
                                        its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO OVERSEAS PARTNERS
                                (GERMANY) VI, L.P.

                                By: Apollo Advisors VI, L.P.,
                                    its managing general partner

                                    By: Apollo Capital Management VI, LLC,
                                        its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO ADVISORS VI, L.P.

                                By: Apollo Capital Management VI, LLC,
                                    its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO CAPITAL MANAGEMENT VI, LLC

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO PRINCIPAL HOLDINGS I, L.P.

                                By: Apollo Principal Holdings I GP, LLC,
                                    its general partner

                                        By: /s/ John J. Suydam
                                            ------------------------------------
                                            Name: John J. Suydam
                                            Title: Vice President

                                APOLLO PRINCIPAL HOLDINGS I GP, LLC

                                        By: /s/ John J. Suydam
                                            ------------------------------------
                                            Name: John J. Suydam
                                            Title: Vice President

                                APOLLO MANAGEMENT VI, L.P.

                                By: AIF VI Management, LLC
                                    Its General Partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                AIF VI MANAGEMENT, LLC

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO MANAGEMENT, L.P.

                                By: Apollo Management GP, LLC
                                    Its General Partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO MANAGEMENT GP, LLC

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                AAA GUARANTOR - CO-INVEST VI, L.P.

                                By: AAA MIP Limited,
                                    its general partner

                                        By: Apollo Alternative Assets, L.P.,
                                            its investment manager

                                        By: Apollo International
                                            Management, L.P.,
                                            its managing general partner

                                        By: Apollo International Management
                                            GP, LLC, its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                AAA MIP LIMITED

                                By: Apollo Alternative Assets, L.P.,
                                    its investment manager

                                    By: Apollo International Management, L.P.,
                                        its managing general partner

                                        By: Apollo International Management
                                            GP, LLC, its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO ALTERNATIVE ASSETS, L.P.

                                By: Apollo International Management, L.P.,
                                    its managing general partner

                                    By: Apollo International Management GP, LLC,
                                        its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO INTERNATIONAL MANAGEMENT, L.P.

                                By: Apollo International Management GP, LLC
                                    its general partner

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO INTERNATIONAL MANAGEMENT GP, LLC

                                        By: /s/ Laurie D. Medley
                                            ------------------------------------
                                            Name: Laurie D. Medley
                                            Title: Vice President

                                APOLLO MANAGEMENT HOLDINGS, L.P.

                                By: Apollo Management Holdings GP, LLC
                                    its general partner

                                        By: /s/ John J. Suydam
                                            ------------------------------------
                                            Name: John J. Suydam
                                            Title: Vice President

                                APOLLO MANAGEMENT HOLDINGS GP, LLC

                                        By: /s/ John J. Suydam
                                            ------------------------------------
                                            Name: John J. Suydam
                                            Title: Vice President